UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2010

CNB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	000-13396	25-1450605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 South Second Street, PO Box 42, Clearfield, PA		16830
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (814) 765-9621

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 14, 2010, CNB Financial Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with RBC Capital Markets Corporation, as representative of the several underwriters named therein (the “Underwriters”), providing for the offer and sale in a firm commitment offering of 2,926,829 shares of the Company’s common stock, no par value per share (the “Common Stock”), sold by the Company at a price of $10.25 per share ($9.635 per share, net of the underwriting discount). In addition, the Company has granted the Underwriters a 30-day option to purchase up to an additional 439,024 shares of Common Stock on the same terms and conditions as set forth in the Underwriting Agreement, solely to cover over-allotments, if any.

The Company has made certain customary representations, warranties and covenants in the Underwriting Agreement concerning the Company and the Registration Statement related to the offering of the shares. The Company also has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is included as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

On June 15, 2010, the Company issued a press release announcing the pricing of an underwritten public offering of 2,926,829 shares of Common Stock at a price of $10.25 per share for gross proceeds of approximately $30.0 million, exclusive of the exercise, if any, by the Underwriters of their over-allotment option. A copy of the Company’s press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 14, 2010, between CNB Financial Corporation and RBC Capital Markets Corporation, as representative of the several underwriters named therein.

5.1	Opinion of Hogan Lovells US LLP regarding the legality of the securities offered.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

99.1	Press Release dated June 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB FINANCIAL CORPORATION
(Registrant)

By:	/s/ Charles R. Guarino
Name:	Charles R. Guarino
Title:	Treasurer

Date: June 15, 2010

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 14, 2010, between CNB Financial Corporation and RBC Capital Markets Corporation, as representative of the several underwriters named therein.

5.1	Opinion of Hogan Lovells US LLP regarding the legality of the securities offered.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

99.1	Press Release dated June 15, 2010.